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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael McDonnell as the true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K of EchoStar Communications Corporation, a Nevada corporation formed in April 1995, for the year ended December 31, 2003, and any and all amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the United States Securities and Exchange Commission, and hereby grants to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully as to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Exchange Act of 1934, this Power Attorney has been signed by the following persons in the capacities and on the date indicated.

         Signature                          Title         Date

/s/ Peter A. Dea                            Director      March 26, 2004
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Peter A. Dea

/s/ Cantey Ergen                            Director      March 26, 2004
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Cantey Ergen

 /s/ Raymond L. Friedlob                    Director      March 26, 2004
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Raymond L. Friedlob

/s/ Steven R. Goodbarn                      Director      March 26, 2004
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Steven R. Goodbarn

 /s/ C. Michael Schroeder                   Director      March 26, 2004
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C. Michael Schroeder